Exhibit A: SOW #1
Exhibit 10.24

EXHIBIT A
Statement of Work (SOW) #2 Addendum

This Statement of Work ("SOW") Addendum, by and between Touchpoint Metrics, Inc. dba MCorp Consulting and lululemon athletica canada inc ("Client") is effective as of the later date signed below ("SOW Addendum Effective Date") and is in reference to and made part of the following:

Agreement Name: Services Agreement ("Agreement")
Agreement Date: June 12, 2014
Project Name: SOW #2 Guest Experience Insights
Effective Date: October 10, 2014

May it be known that the undersigned parties, for good consideration, do hereby agree to make the following changes and/or additions that are outlined below. These changes shall be made valid as if they are included in the original stated Agreements.

1.	Description of Changes to Consulting Services:

(a)            Modified Consulting Services.

o	Persona Development
▪	Added 5th Persona, "Ryan", to qualitative and quantitative research, with persona development, the same as the other 4 current personas being developed. Work to be completed by 1/7/15.

2.	Description of Changes to Fees, Expenses and Payment Terms:

(a)            Changes to Consulting Fees. Additional consulting fees of thirty-one thousand U.S. Dollars ($31,000.00 USD).

(b)            Changes to Expenses. None.

(c)            Changes to Payment Terms. Additional consulting fees to be invoiced on the following schedule:

Amount (U.S. Dollars):	Invoice Date:
$12,400.00	Upon execution of this SOW Addendum
$9,300.00	On December 1, 2014
$9,300.00	Upon completion of project

All invoices, except the initial invoice which is due net 10 days, are due net 30 days.

3.	Terms and Conditions:

This Statement of Work Addendum is entered under and subject and pursuant to the Services Agreement between Touchpoint Metrics and the Client, and is subject to all the terms and conditions of the Agreement. Any capitalized terms not defined in this Statement of Work Addendum shall have the meanings ascribed to them in the Agreement. This Statement of Work Addendum supplements and incorporates by reference the relevant terms of the Agreement. The parties have executed this Statement of Work Addendum on the respective dates set forth below.

Exhibit A: SOW #1

For the Company		Accepted for Client
Touchpoint Metrics, Inc.		lululemon athletica canada inc

By:	MICHAEL HINSHAW	By:	ALLAN SMITH

Name: Michael Hinshaw		Name: Allan Smith

Title: President & CEO		Title: CIO

201 Spear Street, Suite 1100		Address:	1818 Cornwall Ave

San Francisco, CA, 9410		Vancouver, BC

Phone: 415-526-2655		Phone:	604-732-6124

Fax: 415-526-2650		Fax:

Email: MHinshaw@mcorpconsulting.com		Email:	aasmith@lululemon.com

Date:	10/31/14	Date:	NOV. 12, 2014